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                                                           ARTHUR ANDERSEN LLP



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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As independent public accountants, we hereby consent to the use of our reports
(and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-76425 for Hartford Life and Annuity Insurance Company Separate Account Seven on Form N-4.

Hartford, Connecticut                                  /s/ Arthur Andersen LLP
April 7, 2000